EXHIBIT 10.2

                           INDUSTRIAL LEASE AGREEMENT

THIS LEASE is made and entered into as of September 25, 1998, by and between Biltmore Peoria LLC (hereinafter "Landlord"), and Titan Motorcycle Company of America, a Nevada corporation (hereinafter"Tenant"). For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

1. Premises

         1.1 Description. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord those certain Premises, crosshatched on Exhibit A, located in the building known as 2250 W. Peoria, located in the City of Peoria and County of Maricopa, Arizona. The entire Premises consists of a building of approximately 60,720 square feet, approximately 5,400 square feet of land to the west of the building on the Premises, and approximately 93,000 square feet of land on the east side of the building on the Premises. On the Commencement Date, Landlord leases to Tenant all of the Premises except the area of approximately 30,360 square feet designated on Exhibit A as the Phase 2 Area. Until the date Tenant leases the Phase 2 Area, the term "Premises" as used herein does not include the Phase 2 Area. If Tenant is not in default hereunder on the Phase 2 Commencement Date (as defined in Section 3.2), then on the Phase 2 Commencement Date, Landlord will lease to Tenant all of the Premises, including the Phase 2 Area.

         1.2 Work of Improvement. The obligations of Landlord and Tenant to perform the work and supply material and labor to prepare the Premises for occupancy are set forth in detail in Exhibit B. Landlord and Tenant shall expend all funds and do all acts required of them in Exhibit B and shall have all the work performed promptly and diligently in a first-class workmanlike manner.

2. Term

         2.1 Term. The term of this Lease shall begin on the Commencement Date and extend until March 30, 2004, unless sooner terminated pursuant to this lease. The Lease will commence (the "Commencement Date") three (3) days after the later of the: (i) substantial completion of all Tenant Improvements, including the Tenant Improvements for the Phase 2 Area, or (ii) issuance of a Certificate of Occupancy by the proper governmental agency with respect to all the Premises, including the Phase 2 Area, or, if no Certificate of Occupancy be issued by any governmental agency, then after certification by Landlord's
architect  or  contractor  that  the  Landlord's   construction  work  has  been
completed; provided, however, the Commencement Date may not be earlier than November 1, 1998, without Tenant's written consent. Landlord will substantially complete the Tenant Improvements and obtain a certificate of occupancy for the entire Premises not later than January 1, 1999. Landlord and Tenant shall execute a written acknowledgment of the Commencement Date as soon as practicable after the Commencement Date.

         2.2 Delay in Commencement. Tenant agrees that in the event of the inability of Landlord for any reason to deliver possession of the Premises to Tenant on the Commencement Date as extended by the period of any Tenant Delays (as defined in Exhibit B), Landlord shall not be liable for any damage thereby except as expressly stated else where in this Lease, nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent or other monetary sums until possession of the Premises is tendered to Tenant; provided that if the delay in delivery of possession exceeds thirty (30) days; then the expiration date of the

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term of the lease  shall be  extended  by the period of time  computed  from the scheduled Commencement Date to the date possession is tendered by Landlord. In the event Landlord shall not have delivered possession of the Premises by February 1, 1999, as extended by the period of any Tenant Delays (the "Deadline"), then Tenant at its option to be exercised within sixty (60) days after the Deadline may terminate this Lease and upon Landlord's return of any monies previously deposited by Tenant, the parties shall have no further rights or liabilities toward each other. If Tenant occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Tenant shall pay rent for such period at the initial monthly rates as set forth below.

3. Rent

         Tenant shall pay to Landlord as rent for the Premises in advance on the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States, the following amounts:

         3.1 Beginning on the sixty-first (61st) day after the Commencement Date, the sum of Sixteen Thousand Six Hundred and Ninety-Eight Dollars ($16,698.00) per month for the Premises, excluding the Phase 2 Area; and

         3.2 Beginning on the earlier of the date Tenant possesses any portion of the Phase 2 Area or one year from the Commencement Date (the "Phase 2 Commencement Date"), additional rent in the sum of Sixteen Thousand Six Hundred and Ninety-Eight Dollars ($16,698.00) per month for the Phase 2 Area.

         If the Commencement Date is not the first day of a month, or if the Lease termination date is not the last day of a month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Lease commences and/or terminates. Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of Sixteen Thousand Six Hundred Ninety-Eight dollars ($16,698.00) as rent for the first month for which rent is payable.

4. Security Deposit

         Within three days after the issuance of the Certificate of Occupancy for the Premises, Tenant shall deposit with Landlord the sum of Sixty-six Thousand Seven Hundred Ninety-two Dollars ($66,792.00). On the second anniversary of the Commencement Date, the amount of the security deposit will be reduced by one half and Landlord will refund to Tenant Thirty-three Thousand Three Hundred Ninety-six Dollars ($33,396.00) if Tenant has never been in default under the terms of this Lease. Said sums shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the


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security  deposit or any  balance  thereof  shall be  returned to Tenant (or, at
Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest, whereupon Tenant agrees to release Landlord from all liability for the return of such deposit or the accounting therefor.

5. Taxation

         5.1 Payment of Real Property Taxes. Tenant shall pay to Landlord an amount equal to all real property taxes applicable to the Premises during the term of this Lease, after giving due consideration that Tenant will not lease the Phase 2 Area until after the Phase 2 Commencement Date. Notwithstanding anything herein to the contrary, Landlord rather than Tenant will be liable for and will pay one half of all real property taxes attributable to the real property on which the Premises is located until the Phase 2 Commencement Date. Along with each monthly payment of rent, Tenant shall pay Landlord one twelfth of the real property taxes assessed against the Premises for the current year of the Lease. Landlord will deliver to Tenant a copy of the annual real property tax assessment for the Premises not later than ten (10) days after the assessment is issued by the Maricopa County Assessor. To the extent Tenant overpays Landlord for real property taxes for any period, Landlord will credit the overpayment against the next monthly rent amount due hereunder. Without in any way relieving Tenant's obligation to pay all the tax payments to Landlord when due and payable, Tenant may appeal or contest any property tax assessment and Landlord shall cooperate with Tenant in such instance; provided, however, that Landlord shall not be required to incur any cost or expense in connection therewith. In the event of any such cost or expense, Tenant agrees to pay and/or reimburse Landlord for the cost or expense.

         5.2 Proration; Joint Assessment. In the event any such real property taxes paid by Tenant cover any period of time prior to commencement or after the expiration of the term of this Lease, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the fiscal tax year during which this Lease is in effect, and Landlord shall reimburse Tenant to the extent required. With respect to any assessments which may be levied against or upon the Premises, or which under the laws then in force may be evidenced by improvement or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual taxes and assessments levied against the Premises. In the event the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned to the Assessor's worksheets or such other information as may be reasonably available to Landlord, with Landlord's reasonable determination thereof in good faith to be conclusive.

         5.3 Definition of "Real Property Tax". As used in this Lease, the term "real property tax" shall include any form of assessment, levy, penalty or tax (other than inheritance, estate, net income or franchise taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government or any school, agricultural, lighting, drainage or other improvement district thereof, whether such tax is (a) upon, allocable to or measured by the area of the Premises or the rental payable hereunder, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, city or Federal government with respect to the receipt of such rental; or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or (c) upon or measured by the value of Tenant's personal property, equipment or fixtures located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or (e) whether or not now customary or within the contemplation of the parties.

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         5.4 Personal Property Taxes.  Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of the Landlord.

6. Use

         6.1 Use. The Premises shall be used and occupied by Tenant for only the following purposes and for no other purpose whatsoever without obtaining the prior written consent of Landlord: The manufacture, storage, and repair of motorcycles and motorcycle components and uses ancillary to those purposes.

         6.2 Suitability. If the Premises are completed as of the date of execution hereof, then Tenant, by execution of this Lease, shall be deemed to have accepted the Premises in the condition existing as of the date of execution, subject to any defects specified in a written instrument dated as of the date of this Lease and delivered to Landlord on or before the date hereof. In any event this Lease shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the Premises. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

         6.3 Uses Prohibited.

                  (a) Tenant shall not do or permit anything to be done in or about the Premises which will increase the existing rate of insurance upon the Premises (unless Tenant shall pay any increased premium as a result of such use or acts) or cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

                  (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of any building of which the Premises may be a part or injure them or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

                  (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental rule or regulation or requirements of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwrites or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

7. Utilities

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         Tenant shall pay prior to delinquency for all water,  gas, heat, light,
power,   telephone,   sewage,  air  conditioning  and  ventilating,   scavenger,
janitorial, landscaping and all other materials and utilities supplied to the Premises. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion of all charges which are jointly metered, the determination to be made by Landlord in its reasonable discretion, and payment to be made by Tenant within ten (10) days of receipt of a statement for such charges.

8. Maintenance and Repairs, Alterations and Additions

         8.1 Landlord's Obligations. On or before the Commencement Date, Landlord, at Landlord's expense, will cause to be installed on the Premises, including the Phase 2 Area, a new high quality heating, ventilation, air-conditioning and cooling system (collectively the "HVAC System") on the Premises and the Phase 2 Area that is sufficient to meet the reasonable needs of Tenant during the term of this Lease. The HVAC System will comply with all applicable laws and regulations. Subject to the provisions of Section 13 and except for damages caused by any negligent or intentional act or omission of Tenant and Tenant's agents, employees or invitees, Landlord, at Landlord's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. On or before the Commencement Date, Landlord will obtain a prepaid service contract with a qualified roofing contractor that provides for the maintenance of the exterior roof of the Premises for one year after the Commencement Date. Landlord shall not, however, be obligated to paint such exterior, nor shall Landlord be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Landlord shall have no obligation to make repairs under this Paragraph 8.1 until a reasonable time after receipt of written notice of the need for such repairs. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this lease because of Landlord's failure to keep the Premises in good order, condition and repair.

         8.2 Tenant's Obligations.

                  (a) Subject to the provisions of Sections 13 and 8.1, Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof, regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Tenant, including without limitation thereto, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipmentwithin the Premises and all sidewalks, landscaping, driveways, parking lots, fences and signs located in the areas which are adjacent to and included with the Premises.

                  (b) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, broom clean, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted. Tenant, at it sole cost and expense, agrees to repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partition, or permanent improvements or addition, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction. Tenant shall indemnify the Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding tenant founded on such delay.

         8.3 Landlord's Rights. In the event Tenant fails to perform Tenant's obligations under this Section 8, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to do the work and diligently prosecute it to completion, then Landlord shall have the right (but not the obligation) to do such acts and expend such Funds at the

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expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum, from the date of such work. Landlord shall have no liability to Tenant for any inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

          8.4 Alterations and Additions.

                  (a) Tenant shall not, without Landlord's prior written consent, make any alterations, improvements or utility installations in, on or about the Premises, except for non-structural alterations not exceeding $10,000.00 in cost. As used in this Section 8.4, the term "utility installations" shall include ducting, power panels, fluorescent fixtures, space heaters, conduit and wiring. As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, additions, improvements or utility installations at the expiration of the term and to restore the Premises to their prior condition. As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

                  (b) Unless Landlord requires their removal, as set fordi in Paragraph 8.4(a), all alterations, additions, improvements and utility installations (whether or not such utility installations constitute trade fixtures of Tenant), which may be made on the Premises, shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon and be surrendered with the Premises. Notwithstanding the provisions of this paragraph 8.4(b), personal property, business and trade fixtures, cabinetwork, furniture, movable partitions, machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Paragraph 8.2 at any time during the term of this Lease when Tenant is not in default.

9. Entry by Landlord

         Landlord and Landlord's agents shall have the right at reasonable times to enter the Premises to inspect the same or to maintain or repair, make alterations or additions to the Premises or any portion thereof or to show the Premises to prospective purchasers, tenants or lenders. Landlord may, at any time, place on or abut the Premises any ordinary "for sale" signs; Landlord may at any time during the last one hundred eighty (180) days of the term of the Lease place on or about the Premises any ordinary "for lease" signs. Tenant hereby waives any claim for abatement of rent or for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss arising out of Landlord's exercise of its rights in this paragraph.

10. Liens

         Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord form any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses

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incurred by it in connection therewith including attorney's fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialme's liens, and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

11. Indemnity

         11.1 Indemnity. Tenant shall indemnify and hold Landlord harmless from and against any and all claims of liability for any injury or damage to any person or property arising from Tenant's use of the Premises, or from the conduct of Tenant's business, or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises or elsewhere. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease, or arising form any negligence of Tenant or Tenant's agents, contractors or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of nay such claim or any action or proceeding brought thereon. In the event any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property, or injury to persons in, upon or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord, except for claims arising from the negligence or intentional acts of Landlord and its employees, agents and contractors. The indemnification contained in this subsection will survive the termination of this Lease.

         11.2 Exemption of Landlord From Liability. Landlord shall not be liable for injury to Tenant's business or loss of income therefrom or for damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents or contractors or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

12. Insurance

         12.1 Liability Insurance. Tenant shall, at Tenant's expense, procure and maintain at all times during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and appurtenant areas. Such insurance shall at all times be in an amount of not less than $500,000.00 for injury to or death of any one person in any one accident or occurrence and in an amount of not less than $1,000,000.00 for injury to or death of more than one person in any one accident or occurrence, and in an amount of not less than$50,000.00 for liability for property damage. The limits of such insurance shall not limit the liability of Tenant. If the Premises are part of a larger property, said insurance shall have a landlord's protective liability endorsement attached thereto. All insurance required hereunder shall be with companies rated AAA or better in"Best's Insurance Guide." Tenant shall deliver to Landlord certificates of insurance evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord, provided that in the event Tenant fails to procure and

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maintain  such  insurance,  Landlord  may (but shall not be required to) procure same at Tenant's expense after ten (10) days prior written notice to Tenant. All such policies shall be written as primary policies, not contributing with and not in excess of coverage which the Landlord may carry. Tenant shall, within twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders or Landlord may order such insurance and charge the cost to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

         12.2 Property Insurance. Landlord shall, at Tenant's expense, procure and maintain at all times during the terms of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof (exclusive of Tenant's trade fixtures and equipment) providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage. Tenant shall pay such annual insurance premiums to Landlord within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other reasonably satisfactory evidence of the amount due, which shall include the method of calculation of Tenant's share thereof based on rentable square footage if the insurance covers other improvements than the Premises. Such insurance shall provide for payment of loss thereunder to Landlord or the holder of a first mortgage or deed of trust on the Premises. Landlord shall, on Tenant's demand, deliver appropriate proof of required insurance coverage to Tenant.

         12.3 Waiver of Subrogation. Landlord and Tenant each hereby waive any and all rights of recovery against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party of its property or the property of others under its control caused by fire or any of the extended coverage risks described above to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The insuring party shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

13. Damage or Destruction

         13.1 Partial Damage - Insured. In the event improvements on the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained pursuant to Section 12.2, then Landlord shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

         13.2 Partial Damage - Uninsured. In the event more than one third of the Premises are materially damaged, except by a negligent or willful act or omission of Tenant, by any casualty not covered under an insurance policy required to be maintained pursuant to Section 12.2, then Landlord may, at Landlord's option, either (a) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of the damage. In the event Landlord elects to terminate this Lease pursuant to this Section 13.2,Tenant shall have the right within ten (10) days after receipt of die required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         13.3 Total Destruction. If the Premises are totally destroyed during the term of this Lease from any cause whether or not covered by the insurance

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required  under  Section  12.2  (including  any  destruction   required  by  any
authorized public authority), this Lease shall automatically terminate as of the date of such total destruction. Total destruction is defined as 50% or greater destruction of the Premises.

         13.4 Damage Near End of The Term. If the Premises are partially destroyed or damaged during the last six (6) months of the term of this Lease, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

         13.5 Landlord's Obligations. The Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, office fixtures, partitions, railings, ceilings, floor covering, equipment, machinery or fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage.

          13.6 Abatement of Rent; Tenant's Remedies.

                  (a) If the Premises are partially destroyed or damaged and Landlord or Tenant repairs them pursuant to this Lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated in proportion to the extent to which Tenant's use of the Premises is impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damages, destruction, repair or restoration unless the damage is caused by the intentional acts or gross negligence of Landlord or its agents, employees or contractors.

                  (b) If Landlord shall be obligated to repair or restore the Premises under this Section 13and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Tenant at Tenant's option may cancel and terminate this Lease by written notice to Landlord at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.


         13.7 Termination - Advance Payments. Upon termination of this Lease pursuant to Section 13, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

14. Condemnation

         14.1 If the Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"),this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of the floor area of any buildings on the Premises, or more than twenty-five percent (25%) of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease, as of the date the condemning authority takes possession, by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking, or in the absence of such notice then within twenty (20) days after the condemnation authority shall have taken possession.

         14.2 If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rent shall be reduced in the proportion that the floor area of the buildings taken within the Premises bears to the total floor area of

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

all buildings located on the Premises. In the event this Lease is not so terminated then Landlord agrees, at Landlord's sole cost, to restore the Premises to a complete unit with like quality and character as existed prior to the condemnation as soon as reasonably possible. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of a leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

15. Assignment & Subletting

         15.1 Landlord's Consent Required. Tenant shall not assign, transfer mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

         15.2 Reasonable Consent. If Tenant complies with the following conditions, and Landlord is reasonably satisfied with the information, Landlord shall not unreasonably withhold its consent to the assigning or subletting of the Premises or any portion thereof. Tenant shall submit in writing to Landlord;
(a) the name and legal composition of the proposed subtenant or assignee; (b) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (c) the terms and provisions of the proposed sublease or assignment; (d) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee.

         15.3 No Release of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall release Tenant from any obligation to be performed by the Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

         15.4 Attorney's Fees. In the event Landlord shall consent to a sublease or assignment under this Section 15, Tenant shall pay Landlord's reasonable attorney's fees not to exceed $500.00 incurred in connection with giving such consent.

16.      Subordination

         16.1 Subordination. This Lease at Landlord's option shall be subject and subordinate to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements or either thereof, of which the Premises are a part, or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trustor ground lease or the date of the recording thereof.

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         16.2  Subordination  Agreement.  Tenant covenants and agrees to execute and deliver upon demand without charge therefore, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. If Tenant does not sign such agreements, instruments, releases or other documents within ten business days of demand, Tenant hereby appoints Landlord as Tenant's attorney in fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

         16.3 Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon Tenant paying rent and other monetary sums due under the Lease and performing its covenants and conditions, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject however to the terms of the Lease and of any of the aforesaid ground leases, mortgages or deeds of trust described above.

         16.4 Attornment. In the event any proceedings are brought for default under any ground or underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease; provided such purchaser expressly agrees in writing to be bound by the terms of the Lease.

         16.5 Condition Precedent. Notwithstanding anything herein to the contrary, paragraphs 16.1,16.2 and 16.4 shall not be binding on Tenant unless the holder (the "Holder") of the interest to which Tenant is to subordinate its interest under this Lease has delivered to Tenant a binding written recordable instrument(subject to Tenant's reasonable approval) pursuant to which Holder covenants that Holder will not disturb Tenant's interest to the Premises as provided in this Lease so long as Tenant does not default hereunder. Also notwithstanding anything herein to the contrary, Tenant shall have an option to terminate this Lease at any time until such time as Landlord delivers to Tenant a recordable subordination, nondisturbance and attornment agreement (subject to Tenant's reasonable approval) enforceable against all persons and entities that have any hen or encumbrance on the Premises, which agreement contains a binding covenant from the lienholder(s) that the lienholder(s) will not disturb Tenant's interest to the Premises as provided in this Lease so long as Tenant does not default hereunder.

17. Default; Remedies

         17.1 Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

                  (a) Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for three (3) days after written notice thereof by Landlord to Tenant);

                  (b) The abandonment or vacation of the Premises by Tenant;

                  (c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for twenty-five (25) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such twenty-five (25) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

                  (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement

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

                  under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         17.2 Remedies. In the event of any such material default or breach by Tenant, Landlord may at anytime thereafter, with or without notice and demand and without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

                  (a)  Maintain  this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession, irrespective of whether Tenant shall have the right to attempt to re-let the Premises at such rent; and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and Property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

                  (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In the event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including without limitation thereto, the following: (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Upon any such re-entry Landlord, at Tenant's cost, shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in subparagraph (ii) and (iii) the "worth at the time of award" is computed by allowing interest at the rate of twelve percent (12%) per annum, from the date of default. As used in subparagraph (i) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1 %). The term "rent", as used in this
                  Section 17, shall be deemed to be and to mean the rent to be paid pursuant to Section 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease. A condition to the termination of the Lease under this
                  Section 17.2(b) is that Landlord notify Tenant in writing that Landlord elects to terminate the Lease as of a specific date.

         17.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to

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processing  and  accounting  charges,  and late charges  which may be imposed on
Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to five percent (5 %) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         17.4 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty-day period and thereafter diligently prosecutes the same to completion.

18. Broker's Fee

         Upon execution of this Lease by both parties, Landlord shall pay to Lee and Associates, a licensed real estate broker, a commission for brokerage services heretofore tendered. Tenant agrees to indemnify Landlord against claims of other brokers claiming to have represented Tenant in this transaction. Landlord agrees to indemnify Tenant against claims of other brokers claiming to have represented Landlord in this transaction.

19. Miscellaneous

         19.1 Estoppel Certificate.

                  (a) Tenant shall at any time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Premises.

                  (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance and (iii) that not more than one month's rent has been paid in advance.

                  (c) If Landlord desires to finance or refinance said Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender; provided, however, that the lender covenants in writing to maintain all Confidential Information about Tenant confidential and not disclose it to any other party. Such statements shall include the past three years' financial statements of Tenant. All Confidential Financial Information shall be received by Landlord in confidence and shall be used only for the purposes herein set forth. The term"Confidential Information" means any and all information not a matter of public record that Tenant delivers to Landlord and designates as confidential.

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

         19.2 Transfer of Landlord's Interest. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in such notice of transfer of all obligations and liabilities accruing thereafter on the part of the Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

          19.3 Captions; Attachments; Defined Terms.

                  (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

                  (b) Exhibits attached hereto, and addenda and schedules initialed by the pal-ties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

                  (c) The words "Landlord" and "Tenant", as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several. If the Tenants are husband and wife, the obligations shall extend individually to their sole and separate property as well as to their community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee tide or a tenant's interest in a ground lease of the Premises. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

         19.4 Entire Agreement. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed both by Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

         19.5 Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

          19.6 Costs of Suit.

                  (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

                  (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding

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                  under or using the  Premises by license of Tenant,  or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

         19.7 Time; Joint and Several Liability. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

         19.8 Binding Effect; Choice of Law. The parties hereto agree that all the provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof, subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Section 19.2, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Arizona.

         19.9 Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

         19.10 Surrender of Premises. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

         19.11 Holding Over. If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case, monthly rent shall be 150% of the rent in the last month of the Lease term this and other monetary sums due hereunder shall be payable at the time specified in this Lease and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein.

         19.12 Signs and Auctions. Tenant shall not place any sign upon the Premises or conduct any auction thereon without Landlord's prior written consent.

         19.13 Reasonable Consent. Except as limited elsewhere in this Lease, wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible in monetary damages for failure to give consent unless said failure is withheld maliciously or in bad faith.

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         19.14  Interest on Past Due  Obligations.  Except as  expressly  herein provided, any amount due to Landlord not paid when due shall bear interest at twelve percent (12%) per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         19.15 Recording. Tenant shall not record this Lease without Landlord's prior written consent, and such recordation shall, at the option of Landlord constitute a non-curable default of Tenant hereunder. Either party shall upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

         19.16 Notices. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after their signatures at the end of this Lease.

         19.17 Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

         19.18 Option to Renew.

                  (a) Tenant will have two (2) successive rights to renew this Lease for two (2) five-year terms (die "Renewal Terms") by giving notice of exercise of the Renewal Option to Landlord at least six (6)months before the end of the lease term and the first Renewal Term, as the case may be; provided, however, Tenant may not renew this Lease if Tenant is in default hereunder on the last day of the then expiring term of this Lease. If Tenant fails to deliver timely written notice of exercise of a Renewal Option to Landlord, the Renewal Options shall lapse and Tenant will have no further privilege to extend the lease term.

                  (b) Each Renewal Term shall be on the same terms and conditions of this Lease (unless by their very nature inapplicable), except that the monthly rent payable by Tenant to Landlord during each renewal term shall be based on the prevailing "market rental rate" for comparable space in competing buildings of similar size, type, quality and location. Determination of the "market rental rate" will give appropriate consideration to rental rates for renewals, rental escalations, tenant improvement allowances and other terms that would affect the economics in a similar lease renewal at comparable property.

                  (c) In the event Landlord and Tenant are unable to mutually agree on the "market rental rate" to be applied to the Premises, Landlord and Tenant shall mutually select an MAI commercial real estate appraiser, and the opinion of such appraiser shall be binding upon both Landlord and Tenant. If Landlord and Tenant fail to mutually select such an MAI appraiser, the president of the Arizona Chapter of the Appraisal Institute shall select the appraiser who shall have at least ten years recent experience valuing commercial real property in Maricopa County, Arizona. Or Landlord and Tenant may select another highly qualified real estate professional with many years of experience in the relevant market to determine the "market rental rate."

         19.19 Landlord's & Tenant's Representations & Warranties.

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                  (a) For purposes of this section  19.19,  the term  "Hazardous
                  Material" means any flammable items,  explosives,  radioactive
                  materials,  hazardous,  noxious,  disease-causing,   or  toxic
                  substances,   materials   or  wastes  or  related   materials,
                  including  any  substances  defined  as  or  included  in  the
                  definition   of"hazardous   substances,"  "hazardous  wastes,"
                  "infectious   wastes,"   "hazardous   materials"   or   "toxic
                  substances"now or subsequently regulated under any applicable federal, state or local laws or regulations or ordinances, including, without limitation, oil, petroleum-based products, paints, solvents, lead, mercury, cyanide, DDT, printing inks,
                  acids,  pesticides,   ammonia  compounds  and  other  chemical
                  products, asbestos, radon, PCBs and similar compounds, and including all products and materials which may have adverse effects on the environment or the health and safety of persons. "Environmental Laws" shall mean any federal, state or local environmental, health and/or safety-related law, and any related decision of the courts, ordinance, rule, regulation, code, order, directive, guideline, permit or permit condition.

                  (b) Landlord hereby represents and warrants the following to Tenant as of the Commencement Date:

                           1. Based on Landlord's actual knowledge without inquiry and except as disclosed on Exhibit C, the Premises has not been used for the disposal of refuse or waste, or for the generation, processing, manufacture, storage, handling, treatment, release, discharge or disposal of any Hazardous Materials.

                           2. Based on Landlord's actual knowledge without inquiry, the Premises is in compliance with all Environmental Laws.

                           3. Based on Landlord's actual knowledge without inquiry, no (i) asbestos containing materials, (ii) machinery, equipment or fixtures containing PCBs,
                           (iii) storage tanks for gasoline or any other substance or (iv) urea formaldehyde foam insulation has been installed, used, stored, handled or located on the Premises.

                           4. The Premises contains no asbestos or other Hazardous Materials, excepting insubstantial amounts thereof, if any, in quantities not having materially adverse effects on the environment or upon the health and safety of persons.

                           5. Notwithstanding any other provision of this Lease, Landlord shall and hereby does agree to indemnify, protect, defend and hold harmless Tenant and its partners, directors, officers, employees, shareholders, members, agents, contractors and each of their respective successors and assigns from and against any and all claims, judgments, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the term of this Lease as a result of or in connection with Landlord's breach of any representation, warranty or covenant contained in this paragraph 19.19.

                  (c) Tenant  hereby  covenants,  represents  and  warrants  the following to Landlord:

                           1. Tenant agrees not to introduce any Hazardous Material in, on or adjacent to the Premises without
                           (i) obtaining Landlord's prior written approval, which approval will not be unreasonably withheld or delayed, (ii) providing Landlord with thirty (30) days prior written notice of the exact amount, nature, and manner of intended use of such Hazardous Materials, and (iii) complying with all applicable

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                           federal,  state and local laws,  rules,  regulations,
                           policies and authorities relating to the storage, use, disposal and clean-up of Hazardous Materials, including, but not limited to, the obtaining of all proper permits.

                           2. Notwithstanding foregoing subsection, Tenant agrees not to allow the following Hazardous Materials to be used, stored, or introduced onto or from the Premises in any manner whatsoever during the term of this Lease:

                                    (i) 1,1,1,2-Tetrachloroethane;
                                    (ii) Tetrachlorethylene;
                                    (iii) Trichloroethylene; and
                                    (iv) 1, 1,2-Trichloroediane.
                                    (v) 1, 1 - DCE (1, 1 - dichloroethene)
                                    (vi) DCM (dichloromethane)

                           The prohibition contained in this subsection with respect to the designated hazardous materials applies to Tenant, its employees, assigns, contractors, invitees, and their equipment, including, but not limited to, personal and business vehicles.

                           3. Tenant shall immediately notify Landlord if it becomes aware of any release of Hazardous Material onto the Premises and of any inquiry, test, investigation, or enforcement proceeding by, against or directed at Tenant or the Premises concerning any Hazardous Material as soon as practicable after Tenant becomes aware thereof. Tenant acknowledges that Landlord, as the owner of the Premises, shall have the right, at its election, in its own name, to negotiate, defend, approve, and appeal, any action taken or order issued with regard to any Hazardous Material alleged to be on or affecting the Premises by any applicable governmental authority and that if such Hazardous Material was unlawfully released onto or from the Premises by Tenant, such costs shall be at Tenant's expense.

                           4. If Tenant's storage, use or disposal of any Hazardous Material in, on or adjacent to the Premises results in any further contamination of the Premises, the soil, surface or groundwater thereunder or the air above and around the Premises requiring remediation under federal, state or local statutes, ordinances, regulations or policies, Tenant agrees to clean-up the contamination immediately, at Tenant's sole cost and expense. Tenant further agrees to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs, damages, loss and fees, including attorneys' fees and costs, arising out of or in connection with (i) any clean-up work, inquiry or enforcement proceeding relating to Hazardous Materials used, stored or disposed of by Tenant or its agents, employees, contractors or invitees on or about the Premises, and
                           (ii) the use, storage, disposal or release by Tenant or its agents, employees, contractors or invitees of any Hazardous Materials on or about the Premises.

                           5. Notwithstanding any other right of entry granted to Landlord under this Lease, Landlord shall have reasonable right, without materially disturbing Tenant's use of the Premises, to enter the Premises or to have consultants enter the Premises throughout the Term at reasonable times for the purpose of determining: (1) whether the Premises are in conformity with federal, state and local statutes, regulations, ordinances and policies, including those pertaining to the environmental condition of the Premises; (2) whether Tenant has complied with

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                           Tenant's obligations under this Section 19.19,and (3)
                           the preventive measures, if any, required of Tenant to ensure the safe use, storage and disposal of Hazardous Materials on the Premises. Tenant agrees to provide access and reasonable assistance, at no cost to Tenant, for such inspections. Such inspections
                           include,   but  are  not  limited  to,  entering  the
                           Premises with machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during die term of this Lease, but the number and extent of inspections must be reasonable. If, during such inspections, it is found that Tenant's use of Hazardous Materials constitutes a violation of this Lease, Tenant shall reimburse Landlord for the reasonable cost of such inspections within ten (10) days of receipt of a
                           written   statement  and   supporting   documentation
                           therefor. If such consultants reasonably determine that the Premises are in material violation of any applicable Environmental Law, Tenant shall, in a timely manner, at its expense, remove such Hazardous Materials or otherwise comply with the reasonable recommendations of such consultants to the reasonable
                           satisfaction   of   Landlord   and   any   applicable
                           governmental agencies. If Tenant fails to do so, Landlord, at its sole discretion, may cause the violation and/or contamination to be remedied at Tenant's sole reasonable cost and expense. The right granted to Landlord herein to inspect the Premises shall not create a duty on Landlord's part to inspect the Premises, or liability of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it
                           being   understood   that  Tenant   shall  be  solely
                           responsible   for   all   liability   in   connection
                           therewith.

                           6. Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of Hazardous Materials brought onto or released in, on, under or from the Premises by Tenant or its agents, employees, contractors, invitees, assignees or subtenants and in a condition which complies with all governmental statutes, ordinances, regulations and policies.

         In Witness Whereof, the Landlord and Tenant have executed this Lease the date and year first above written.

LANDLORD:                                            TENANT:
BILTMORE PEORIA, LLC                                 TITAN MOTORCYCLE C0MPANY

By:                                                  By:
Title:                                               Title:

Address:                                             Address:

5151 N. 16th Street, #130                            2222 West Peoria
Phoenix, Arizona 85016                               Phoenix, Arizona 85029

(If Tenant is a corporation, the authorized officers must sign on behalf of the corporation. The Lease must be executed by the President or a Vice President and the Secretary or Assistant Secretary unless the Bylaws or a Resolution of the Board of Directors shall otherwise provide, in which event the Bylaws or a certified copy of the Resolution, as the case may be, must be furnished.)

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